MIPS
                               TECHNOLOGIES INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS TRANSFERABLE      CLASS B COMMON STOCK
IN BOSTON, MA. OR NEW YORK, NY                               CUSIP 604567 20 6

                               [GRAPHIC OMITTED]

   FULLY PAID AND ASSESSABLE SHARES OF THE CLASS B STOCK, $0.001 PAR VALUE OF

                            MIPS Technologies, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

Dated:

__________________________
       Secretary                                  [SEAL OF CORPORATION]

_____________________________________
President and Chief Executive Officer

Countersigned and Registered
     FLEET NATIONAL BANK
          Transfer Agent and Registrar

By: ___________________________________
                    Authorized Officer

                            MIPS Technologies, Inc.

     The statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation and by any certificate of desigantion, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entirities
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- ______________________, Custodian _______________________
                        (Cust)                           (Minor)

                    Under Uniform Gifts to Minors Act ________________________
                                                          (State)

UNIF TRF MIN ACT -- ______________________, Custodian (until age)_____________
                        (Cust)

                    ______________________ under Uniform Transfers

                    to Minors Act ________________________
                                         (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________Shares
of the Class B common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within name Corporation with full power of substitution in the premises.

Dated_____________________

          _____________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


By_________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOICATIONS AND CREDIT UNIONS WITH MEMBER-
SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE 17Ad-15.